SunAmerica Style Select Series, Inc.
Supplement to the Prospectus dated January 30, 2002
	Arden C. Armstrong no longer serves as a portfolio manager for the Mid-Cap Growth Portfolio and the information pertaining to her is hereby deleted from the Prospectus. References to Arden C. Armstrong on page 33 are replaced with the following:
Dennis Lynch, Vice President (Morgan Stanley) Mr. Lynch joined Morgan Stanley in 1997 as the lead Portfolio Manager for the firm's Small Company Growth strategy. He currently serves as Vice President and heads the firm's Small/Mid Cap Growth Group.
In January 2002, Mr. Lynch began acting as the lead manager for the Small and Mid-Cap Growth strategies.







Dated: January 31, 2002
NYDOCS01/819571.1	1	9:50 AM 2/21/02